                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


[X] Filed by registrant

[ ] Filed by a party other than the registrant


Check the appropriate box:
[X] Preliminary proxy statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[ ] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       THE LANGER BIOMECHANICS GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                        ---------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:


         -----------------------------------------------------------------------
         2)  Aggregate number of securities to which transaction applies:


         -----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         -----------------------------------------------------------------------
         4)  Proposed maximum aggregate value of transaction:


         -----------------------------------------------------------------------
         5)  Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:


         -----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount previously paid:


         -----------------------------------------------------------------------
         2)  Form, schedule or registration statement No.:


         -----------------------------------------------------------------------
         3)  Filing party:


         -----------------------------------------------------------------------
         4)  Date filed:


         -----------------------------------------------------------------------

                       THE LANGER BIOMECHANICS GROUP, INC.

                                450 COMMACK ROAD
                            DEER PARK, NEW YORK 11729

                                 June ___, 2001

To Our Shareholders:

         On behalf of your Company's Board of Directors, I cordially invite you to attend the Annual Meeting of Shareholders to be held on Tuesday, July 17, 2001, at 11:00 A.M., New York City time, at the Company's executive offices at 450 Commack Road, Deer Park, NY 11729.

         The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

         A copy of the Company's annual report for the fiscal year ended February 28, 2001 is included herewith.

         REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE THAT YOU PARTICIPATE BY COMPLETING AND RETURNING YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE ANNUAL MEETING.


                                          Cordially,

                                          THE LANGER BIOMECHANICS GROUP, INC.


                                          Andrew H. Meyers
                                          President and
                                          Chief Executive Officer

                       THE LANGER BIOMECHANICS GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 17, 2001


To Our Shareholders:

         You are cordially invited to attend the Annual Meeting of the Shareholders, and any adjournments or postponements thereof (the "Meeting"), of The Langer Biomechanics Group, Inc. (the "Company"), which will be held on Tuesday, July 17, 2001 at 11:00 A.M., New York City time, at the Company's executive offices at 450 Commack Road, Deer Park, NY 11729, for the following purposes:

                  1. To elect five members to serve on the Board of Directors until the next annual meeting of shareholders and until their successors are duly elected and qualified (Proposal 1);

                  2. To consider and approve the amendment of the Company's Restated Certificate of Incorporation to change the name of the Company from "The Langer Biomechanics Group, Inc." to "Langer, Inc." (Proposal
         2);

                  3. To consider and ratify the amendment of the Company's By-laws to change the Company's fiscal year end from February 28th of each year to December 31st of each year (Proposal 3);

                  4. To consider and approve the Company's 2001 Stock Incentive Plan (Proposal 4);

                  5. To ratify the appointment of Deloitte & Touche as the Company's independent auditors for the fiscal year ending December 31, 2001 (assuming Proposal 3 is approved) (Proposal 5); and

                  6. To transact such other business as may properly be brought before the Meeting.

         Shareholders of record at the close of business on June 7, 2001 shall be entitled to notice of and to vote at the Meeting. A copy of the Annual Report of the Company for the fiscal year ended February 28, 2001 is included herewith.

         YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING.


                                        By order of the Board of Directors


                                        Steven Goldstein
                                        Secretary

June ___, 2001

                       THE LANGER BIOMECHANICS GROUP, INC.
                                450 COMMACK ROAD
                            DEER PARK, NEW YORK 11729

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS


                                  TO BE HELD ON

                                  JULY 17, 2001

                                  INTRODUCTION

                   PROXY SOLICITATION AND GENERAL INFORMATION

         This Proxy Statement and the enclosed form of proxy (the "Proxy Card") are being furnished to the holders of common stock, par value $.02 per share (the "Common Stock"), of The Langer Biomechanics Group, Inc., a New York corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Board of Directors") of the Company for use at the Annual Meeting of Shareholders to be held on Tuesday, July 17, 2001 at the Company's executive offices at 450 Commack Road, Deer Park, NY 11729, at 11:00 A.M., New York City time, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the Proxy Card are first being sent to shareholders on or about June 19, 2001.

         At the Meeting, holders of Common Stock (the "Shareholders") will be asked:

                  1. To elect five members to serve on the Board of Directors until the next annual meeting of shareholders and until their successors are duly elected and qualified (Proposal 1);

                  2. To consider and approve the amendment of the Company's Restated Certificate of Incorporation to change the name of the Company from "The Langer Biomechanics Group, Inc." to "Langer, Inc." (Proposal
         2);

                  3. To consider and ratify the amendment of the Company's By-laws to change the Company's fiscal year end from February 28th of each year to December 31st of each year (Proposal 3);

                  4. To consider and approve the Company's 2001 Stock Incentive Plan (Proposal 4);

                  5. To ratify the appointment of Deloitte & Touche as the Company's independent auditors for the fiscal year ending December 31, 2001 (assuming Proposal 3 is approved) (Proposal 5); and

                  6. To transact such other business as may properly be brought before the Meeting.

         The Board of Directors has fixed the close of business on June 7, 2001 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting. Each such Shareholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

         Shareholders are requested to complete, sign, date and promptly return the Proxy Card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named herein (Proposal 1); FOR the amendment of the Company's Restated Certificate of Incorporation to change the name of the Company from "The Langer Biomechanics Group, Inc." to "Langer, Inc." (Proposal 2); FOR the ratification of the amendment of the Company's By-laws to change the Company's fiscal year end from February 28th of each year to December 31st of each year (Proposal 3); FOR the approval of the Company's 2001 Stock Incentive Plan (Proposal 4); and FOR the ratification of the appointment of Deloitte & Touche as the Company's independent auditors (Proposal 5). A Shareholder who so desires may revoke his proxy at any time before it is voted at the Meeting by: (i) delivering written notice to the Company (attention:
Corporate Secretary); (ii) duly executing and delivering a proxy bearing a later date; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

         The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

         Only Shareholders as of the close of business on June 7, 2001 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 4,181,922 shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote. See "Security Ownership of Certain Beneficial Owners and Management."

REQUIRED VOTES

         The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of each of the directors (Proposal 1). The affirmative vote of a majority of all outstanding shares entitled to vote is necessary for the approval of the amendment of the Company's Certificate of Incorporation to change the name of the Company from "The Langer Biomechanics Group, Inc." to "Langer, Inc." (Proposal 2). The affirmative vote of a majority of the votes cast in person or by proxy is necessary for (i) the ratification of the amendment of the Company's By-laws to change the Company's fiscal year end from February 28th of each year to December 31st of each year (Proposal 3), (ii) for the approval of the Company's 2001 Stock Incentive Plan (Proposal 4), and (iii) for the approval and the ratification of the appointment of independent auditors (Proposal 5).

          Votes at the Meeting will be tabulated by an independent inspector of election appointed by the Company or the Company's transfer agent. Since the affirmative vote of a plurality of votes cast is required for the election of directors (Proposal 1), abstentions and "broker non-votes" will have no effect on the outcome of such election. Since the affirmative vote of a majority of all outstanding shares entitled to vote is necessary for the approval of the amendment of the Company's Certificate of Incorporation (Proposal 2), abstentions and broker non-votes will have the effect of a vote against the proposal to change the name of the Company. Since the affirmative vote of a majority of the votes cast is necessary for the approval of the amendment of the Company's By-laws, the 2001 Stock Inventive Plan, and the appointment of independent auditors, (proposals 3-5), abstentions and "broker non-votes" will have no effect on the outcome of such votes.



         Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes," and will be counted for purposes of determining whether there is a quorum.

PROXY SOLICITATION

         The Company will bear the costs of the solicitation of proxies for the Meeting. Directors, officers and employees of the Company may solicit proxies from Shareholders by mail, telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them and such custodians will be reimbursed for their reasonable expenses.

         IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE SHAREHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY PRIOR TO THE VOTE. PLEASE RETURN YOUR EXECUTED PROXY PROMPTLY.


                                CHANGE IN CONTROL

         Effective February 13, 2001, Andrew H. Meyers, Greg Nelson and Langer Partners LLC, and its designees ("Offerors"), acquired a controlling interest in the Company when they purchased 1,362,509 validly tendered shares of the Company at $1.525 per share, or approximately 51% of the then outstanding Common Stock of the Company, under the terms of a December 27, 2000 Tender

Offer Agreement (the "Tender"). The aggregate purchase price paid by the Offerors in the Tender was $2,077,826, all of which, to the Company's knowledge, was funded through working capital of the purchasers or personal funds. Pursuant to the terms of the Tender Offer Agreement, the Offerors were granted an 180 day option to purchase up to 1,400,000 shares of the Company's Common Stock, with an initial exercise price of $1.525 per share, rising up to $1.60 per share (the "Options"). All of such Options were exercised and the shares paid for on May 14, 2001. Upon the closing of the Tender, the Board of Directors of the Company resigned in favor of Andrew H. Meyers (President and Chief Executive Officer), Burtt Ehrlich (Chairman of the Board), Jonathan R. Foster, Greg Nelson and Arthur Goldstein. In consideration of such persons acting as directors, the Company issued 30,000 options to each of the four new outside members of the Board of Directors.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of May 15, 2001 certain information regarding the beneficial ownership of the Common Stock outstanding by (i) each person who is known to the Company to own 5% or more of the Common Stock, (ii) each director of the Company, (iii) certain executive offers of the Company and
(iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the shareholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o 450 Commack Road, Deer Park, New York 11729.

NAME                                                      NUMBER OF SHARES OWNED               PERCENT
Langer Partners LLC                                       1,591,856(1)                         36.2 %
Andrew H. Meyers                                          902,580(4)                           20.5 %
Gregory R. Nelson                                         227,721                              5.2 %
Burtt R. Ehrlich                                          190,574(3)(6)                        4.3 %
Arthur Goldstein                                          62,787(3)                            1.4 %
Jonathan R. Foster                                        128,360(3)                           2.9 %
Steven Goldstein                                          19,672(5)                            .5 %
Thomas G. Archbold                                        4,000(2)                             .1 %
All Directors and Officers as a Group (7 persons)         1,320,694(2)                         34.9%

(1) Includes 100,000 options granted to Kanders & Co. exercisable immediately. Warren B. Kanders is the sole manager and sole voting member of Langer Partners LLC and the sole shareholder of Kanders & Co. Inc.
(2) Includes 4,000 shares issuable under outstanding stock options exercisable within sixty days.
(3) Includes 30,000 options granted to each of the four outside directors which were immediately exercisable.
(4)  Excludes options to purchase 175,000 shares granted pursuant to 1992 Plan.
(5)  Excludes options to purchase 80,000 shares pursuant to 1992 Plan.
(6) Includes 42,500 shares held in trust by Mrs. Burtt Ehrich as Trustee for the benefit of David Ehrlich and 31,500 shares held in trust by Mrs. Burtt Ehrlich as Trustee for the benefit of Julie Ehrlich for which Mr. Ehrlich disclaims beneficial ownership.

         The Company is not aware of any material proceedings to which any director, executive officer or affiliate of the Company or any security holder, including any owner of record or beneficially of more than 5% of any class of the Company's voting securities, is a party adverse to the Company or has a material interest adverse to the Company.

         The Company is not aware of any material pending legal proceedings, other than ordinary routine litigation incidental to the business of the Company, to which the Company or any of its subsidiaries is a party or of which any of their property is the subject.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The By-laws of the Company provide that the Company shall have between three and seven directors, with such number to be fixed by the Board of Directors. Effective at the time and for the purposes of the Meeting, the number of directors of the Company, as fixed by the Board of Directors pursuant to the By-laws of the Company is five.

         Directors of the Company are elected annually at the annual meeting of shareholders. Their respective terms of office continue until the next annual meeting of shareholders and until their successors have been elected and qualified in accordance with the Company's By-laws. There are no family relationships among any of the directors or executive officers of the Company.

         Unless otherwise specified, each proxy received will be voted for the election as directors of the five nominees named below to serve until the next annual meeting of shareholders and until their successors shall have been duly elected and qualified. If proposal 3 is approved, the Company's next fiscal year will be a short year of approximately 10 months which will end on December 31, 2001. In such event the next annual general meeting will be held earlier in the year than the current Meeting is being held, and the term served by the directors is expected to be less than 12 months. Please see the discussion of Proposal 3 below.

         Each of the nominees has consented to be named a nominee in the Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with the By-laws of the Company.

         The following persons have been nominated as directors:

         BURTT R. EHRLICH, 61, has been non-executive Chairman of the Board and a Director of the Company since February 13, 2001. He has served as a director of Armor Holdings, Inc. since January 1996. Mr. Ehrlich served as Chairman and Chief Operating Officer of Ehrlich Bober Financial Corp. (the predecessor of Benson Eyecare Corporation) from December 1986 until October 1992 and as a director of Benson Eyecare Corporation from October 1992 until November 1995.

         ANDREW H. MEYERS, 44, has been the President and Chief Executive Officer; Director of the Company since February 13, 2001 and an employee from December 28,2000as an advisor to the Board of Directors in association with the making of the Tender. He has been an executive in the orthotics industry since 1979. From March, 1992 to December, 1996, Mr. Meyers was the President and Chief Executive Officer of Advanced Orthopedic Technologies, Inc. ("AOTI"), a publicly held company which during such period, grew from annual revenues of approximately $5 million in 1992 to approximately $18 million in 1996. In December 1996, AOTI was acquired by NovaCare Orthotics and Prosthetics, Inc.; Mr. Meyers supervised its integration into NovaCare, and from December 1996 until July 1999 Mr. Meyers served NovaCare in various executive positions, most recently being Executive Vice President of Sales and Marketing. When NovaCare sold its orthotics and prosthetics business to Hanger Orthopedic Group in July 1999, Mr. Meyers became Hanger's Executive Vice President of Marketing, Public Relations and Strategic Planning. In September 2000, Mr. Meyers resigned from Hanger to pursue his strategy of acquiring a company in the musculoskeletal industry.

         JONATHAN R. FOSTER, 43, has been a Director of the Company since February 13, 2001. He joined Howard Capital Management in 1994 as President. In addition to overseeing the firm's operations and strategic development, he manages the portfolios of numerous individuals and families. Mr. Foster also is responsible for managing Howard Capital Management's West Coast operations. With two decades of experience in finance and wealth management, Mr. Foster previously was managing general partner of Jonathan Foster & Co., LP, a private investment boutique he founded in 1987. Prior to that, he was an associate director of Bear, Stearns & Co., LP. Mr. Foster's earlier finance experience includes positions at Edelman Group and Oppenheimer & Company. Mr. Foster is a director of Troma Entertainment, Inc. He received his BA in Political Science from the University of Pennsylvania.

         ARTHUR GOLDSTEIN, 69, has been a Director of the Company since February 13, 2001. He is President of AGA Associates, investment advisors founded in 1986. Prior to that, Mr. Goldstein was a financial advisor at several brokerage firms. His management experience includes President of Butler Industries, Div. of Safeguard Industries. (SFE, NYSE), and Chairman of Rudor Industries, a multi-division service organization. He was also Chairman of Gerber Industries, designers of department store interiors from 1980 to 1983. Mr. Goldstein received his BS in Management from Rensselaer Polytechnic Institute. He was also a trustee of New York Medical College and a member of the Young Presidents Organization.

         GREG NELSON, 51, has been a Director of the Company since February 13, 2001. He was a co-founder of DonJoy Orthopedics, a sports medicine, knee brace company, which today is called dj Orthopedics. As President, he helped grow the company from a start-up operation to annual sales over $70 million. DonJoy was sold to Smith+Nephew, a British-based healthcare company in 1987. Mr. Nelson is currently Chairman of BREG, Inc. which he helped co-found in 1990. BREG is a diverse orthopedic company with product lines including cold therapy, pain care products, knee bracing and soft goods.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

         INFORMATION CONCERNING MEETINGS OF THE BOARD OF DIRECTORS AND BOARD COMMITTEES AND DIRECTOR COMPENSATION

         During fiscal year ended February 28, 2001, the Board of Directors held 13 meetings. Prior to February 13, 2001, the Board of Directors had a standing Audit Committee, and on February 13, 2001, the Board of Directors created Compensation and Nominating Committees. During the fiscal year ended February 28, 2001, all of the directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. The Audit Committee is required by its Charter to meet at least four times annually. The Compensation and Nominating Committees do not meet on a regular basis, but only as circumstances require.

AUDIT COMMITTEE

         The functions of the Audit Committee are, among other things, to consult with the Company's internal accountants and independent auditors to review the Company's financial statements and ascertain compliance with appropriate audit procedures. Prior to February 13, 2001, the Audit Committee consisted of Stephen V. Ardia, Thomas I. Altholz, and Kenneth Granat and met one time during the fiscal year ended February 28, 2001. Following February 13, 2001, the Audit Committee consisted of Arthur Goldstein (Chairman), Burtt R. Ehrlich, and Jonathan Foster. The Audit Committee did not meet between February 13, 2001 and February 28, 2001.

         The Charter of the Audit Committee is set forth as Appendix A to this proxy statement.

COMPENSATION COMMITTEE

         The functions of the Compensation Committee are, among other things, to be responsible for devising, implementing, and administering all of the compensation programs adopted for the benefit of the Company's employees, officers, and directors. The Compensation Committee was created on February 13, 2001 and consisted of Jonathan Foster (Chairman), Andrew H. Meyers, and Greg Nelson. The Compensation Committee did not meet during the fiscal year ended February 28, 2001.

NOMINATING COMMITTEE

         The functions of the Nominating Committee are to identify, evaluate and nominate officers and directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. The names of such nominees should be forwarded to Burtt R. Ehrlich, Chairman of the Committee, at 450 Commack Road, Deer Park, New York 11729, who will submit them to the committee for its consideration. The Nominating Committee was created on February 13, 2001 and consisted of Burtt R. Ehrlich (Chairman), Jonathan Foster, and Andrew H. Meyers. The Nominating Committee did not meet during the fiscal year ended February
28, 2001.

COMPENSATION OF DIRECTORS

         Prior to the Tender and resultant change in control, members of the Board of Directors, who were not executive officers of the Company, were compensated by means of the issuance of shares of Common Stock. During the fiscal year ended February 28, 2001 the outside Directors on the Board of Directors prior to the change in control (Mr. Ardia, Mr.Granat and Mr.Altholz) were issued 7,000 shares of Common Stock of the Company. Directors are reimbursed for their out-of-pocket expenses in connection with the attendance of Board of Directors meetings.

         Members elected to the Board of Directors subsequent to the change in control, who are not executive officers of the Company, are expected to be principally compensated through the issuance of stock and stock options.

         On February 13, 2001, in connection with the Tender in order to finance the Company's working capital, certain of the outside members of the Board of Directors purchased restricted shares of the Company at a price of $1.525. Messrs. Ehrlich, Goldstein and Foster purchased 65,574, 32,787 and 49,180 shares, respectively. Additionally, each of the four outside Directors who are not executive officers of the Company were issued non-qualified options to purchase 30,000 shares of Common Stock of the Company at a price of $1.525 under the 2001 Plan subject to shareholder approval of the 2001 Plan. Mr. Ehrlich will receive annual compensation of $10,000 for services as non-executive Chairman of the Board.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         No director, executive officer, or person nominated to become a director or executive officer has, within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appoint by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the "Commission") or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

1. The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended February 28, 2001 with management.

2. The Audit Committee has discussed with Deloitte & Touche, the Company's independent auditor's, the matters required to be discussed by SAS 61 (Communications with Audit Committees).

3. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Deloitte & Touche Deloitte & Touche's independence.

4. Based on the reviews and discussions referred to in paragraphs (1) through
(3) above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2001, for filing with the Securities and Exchange Commission.

         Arthur Goldstein (Chairman)
         Burtt R. Ehrlich
         Jonathan Foster

AUDIT FEES

         The aggregate fees billed by Deloitte & Touche, the Company's independent accountant, for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended February 28, 2001 and for the review of the financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal year were $83,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Deloitte & Touche did not bill the Company for any professional services rendered for information technology services relating to financial information system design and implementation for the fiscal year ended February 28, 2001.

ALL OTHER FEES

         The aggregate fees billed by Deloitte & Touche for professional services rendered for fiscal year ended February 28, 2001, other than for services described above under "Audit Fees" and under "Financial Information Systems Design and Implementation Fees," were $17,000.

         The Audit Committee has considered whether the provision of non-audit services by Deloitte & Touche is compatible with maintaining their independence.


                        EXECUTIVE OFFICERS OF THE COMPANY

         The following table sets forth the name, age and position of each of our executive officers and significant employees as of May 15, 2001. The executive officers of the Company are appointed by and serve at the discretion of the Board of Directors of the Company.

NAME                   AGE                POSITION
----                   ---                --------
Burtt R. Ehrlich        61   Non-executive Chairman of the Board of Directors
Andrew H. Meyers        44   President and Chief Executive Officer
Thomas Archbold         41   Chief Financial Officer and Treasurer
Steven Goldstein        35   Vice President and Secretary

         See the table of nominees for election as directors for biographical data with respect to Messrs. Ehrlich and Meyers.

         THOMAS ARCHBOLD has been Vice President of Finance and Chief Financial Officer since June 1999. From 1996 to 1999, he was Corporate Controller of United Capital Corporation, a publicly traded company with interests in real estate and manufacturing. From 1994 to 1996, he was Director of Finance of AIL Systems, Inc., a manufacturer of electronic equipment. Prior to that, Mr. Archbold spent nine years with Ernst & Young LLP, including four years as an audit senior manager, and he is a CPA. He received a Bachelor of Sciences in Accounting from C.W. Post College.

         STEVEN GOLDSTEIN has been a Vice President and Secretary of the Company since February 13, 2001 and an employee of the Company from December 28, 2000 in connection with the Tender. Mr. Goldstein has been Vice President of Clinical Sales and Marketing for Hanger Orthopedic Group a national provider of orthotic and prosthetic services since July 1999. In June 1999, Hanger acquired NovaCare's Orthotics and Prosthetics Division, where he served as Director, Clinical Sales and Marketing. In 1996 NovaCare acquired Advanced Orthopedic Technologies where he served as Regional Director of Patient Care Facilities. In 1996 Advanced Orthopedic Technologies Acquired Med-Tech Orthotics and Prosthetics a private organization, where he served as President and Chief Executive Officer.

SUMMARY COMPENSATION TABLE

         The following table shows the cash compensation received by the four executive officers either whose compensation (salary and bonus) exceeded $100,000 during the fiscal year ended February 28, 2001 or was Chief Executive Officer of the Company during such year (the "named executive officers"):


                                                    ANNUAL COMPENSATION       LONG-TERM
                                                    -------------------       COMPENSATION
NAME AND                     FISCAL    SALARY       BONUS        OTHER        OPTIONS
PRINCIPAL POSITION           YEAR        $            $            $          (NO. OF SHARES)
------------------           ----        -            -            -          ---------------
Andrew H. Meyers             2001      6,731(1)                  (5)          175,000
President and Chief
Executive Officer

Daniel J. Gorney             2001      160,000(2)   -            30,625
Former President and         2000      158,830      -            (5)          25,000
Chief Executive Officer      1999      34,663       -            (5)          75,000

Thomas G. Archbold           2001      135,923      9,500        (5)          -
Vice President and Chief     2000      89,551(3)    -            (5)          25,000
Financial Officer

Ronald Spinelli              2001      128,539      5,000        (5)          -
Vice President-Operations    2000      49,061(4)    -            (5)          20,000

(1) Mr. Meyers' employment commenced on December 28, 2000 in an unpaid capacity as an advisor to the Board of Directors and his official duties as President and Chief Executive Officer commenced on February 13, 2001.
(2) Mr. Gorrney's employment commenced on November 30, 1998 and he resigned as Chief Executive Officer effective February 13,2001. Other compensation in Fiscal 2001 consists of the redemption of outstanding options in connection with the change in control.
(3)  Mr. Archbold's employment commenced June 14, 1999.
(4)  Mr. Spinelli's employment commenced October 1, 1999.
(5)  Less than 10% of the total annual salary and bonus.
(6) See the discussion of stay bonuses under "Certain Relationships and Related Transactions -- Officer Bonus and Severance Agreements."

 OPTION GRANTS IN LAST FISCAL YEAR

         Option grants during the fiscal year ended February 28, 2001 to the four named executive officers were as follows:

                                                                                               ----------------------------
                                                                                               POTENTIAL REALIZABLE VALUE
                                                                                               AT ASSUMED ANNUAL RATES OF
                                                                                                STOCK PRICE APPRECIATION
                                                                                                   FOR OPTION TERM (1)
                                                  INDIVIDUAL GRANTS
      ---------------------------------------------------------------------------------------------------------------------
                                  NUMBER OF       PERCENT OF TOTAL
                                  SECURITIES     OPTIONS GRANTED TO  EXERCISE OR
                                  UNDERLYING        EMPLOYEES IN      BASE PRICE
                               OPTIONS GRANTED       FISCAL YEAR        ($/SH)     EXPIRATION
               NAME                  (#)                                              DATE        5% ($)       10% ($)
      ---------------------------------------------------------------------------------------------------------------------
      Andrew H. Meyers             175,000              36.4            $1.525       2/13/11     $731,500     $1,321,250
      Daniel J. Gorney                -                   -               -            -            -             -
      Thomas G. Archbold              -                   -               -            -            -             -
      Ronald Spinelli                 -                                   -
      ---------------------------------------------------------------------------------------------------------------------


(1) The potential realizable value portion of the foregoing table illustrates value that might be received upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment.

FISCAL YEAR-END OPTION VALUES

         The table below sets forth information regarding unexercised options held by the Company's named executive officers as of February 28, 2001. During the fiscal year ended February 28, 2001, 9,000 options at $1.50 and 7,200 options at $2.00 were exercised by Messrs. Archbold and Spinelli, respectively.

                              NUMBER OF SECURITIES UNDERLYING                VALUE OF UNEXERCISED
                                   UNEXERCISED OPTIONS AT                    IN-THE-MONEY OPTIONS
                                      FISCAL YEAR END                         AT FISCAL YEAR END
                                 EXERCISEABLE/UNEXERCISABLE                EXERCISABLE/UNEXERCISABLE
       NAME                                 (#)                                      $ (1)
-----------------    ----------------------------------------    --------------------------------------------
 Andrew H. Meyers                     -/ 175,000                                    - / 346,625
 Daniel J. Gorney                        -/-                                           -/-
Thomas G. Archbold                    -/ 16,000                                     -/ 32,000
 Ronald Spinelli                         -/-                                           -/-

(1) The closing bid price of the Company's Common Stock as reported by NASDAQ Small Cap Market on February 28, 2001 was $3.50. Value is calculated on the difference between the option exercise price of in-the-money options and $3.50 multiplied by the number of shares of Common Stock underlying the option.

LONG-TERM INCENTIVE PLAN-AWARDS IN LAST FISCAL YEAR

                  None.

EMPLOYMENT AGREEMENTS

         As of December 28, 2000, the company entered into an Employment Agreement with

Andrew H. Meyers which provides that he will serve as President and Chief Executive Officer for a three year term that will expire December 31, 2003, subject to early termination as described below. The agreement provides for a base salary of $175,000. Mr. Meyers also received options under 1992 Stock Option Plan effective as of December 28, 2000 to purchase 175,000 shares of Common Stock at an exercise price per share equal to $1.525. These options vest over a period of three years from the date of grant. Pursuant to his employment agreement, Mr. Meyers may be entitled, at the discretion of the Compensation Committee of the board, to participate in the other option plans and other bonus plans the Company has adopted based on his performance and the Company's overall performance. The Company is required to purchase $1 million of life insurance payable to a beneficiary designated by Mr. Meyers. The Company also has the right to purchase $5 million of key-man life insurance on Mr. Meyer's life. A "change in control" of the Company will allow Mr. Meyers to terminate his employment agreement and to receive payment of $300,000 over a period of one year in addition to any accrued but unpaid obligations of the Company, as well as the vesting of all 175,000 options granted to him under the employment agreement. Mr. Meyers will also be entitled to such payment and the acceleration of such vesting on the 175,000 options upon the termination of his employment agreement by the Company without cause. Such 175,000 options will terminate in the event that Mr. Meyer's employment agreement is terminated by the Company for cause. Mr. Meyers has also agreed to certain confidentiality and non-competition provisions and subject to certain exceptions and limitations, to not sell, transfer or dispose of the shares of Common Stock of options for the purchase of Common Stock of the Company owned by him until December 31, 2003.

         As of December 28, 2000, the Company entered into an Employment Agreement with Steven Goldstein which provides that he will serve as Vice President for a three year term expiring December 31, 2003, at a base salary of $140,000 for the first year, $155,000 for the second year and $165,000 for the third year. In addition to his base salary, Mr .Goldstein received options under the 1992 Stock Option Plan effective as of December 28, 2000 to purchase 80,000 shares of Common Stock at an exercise price per share equal to $1.525. These options vest over a period of three years from the date of the grant. Pursuant to his employment agreement, Mr. Goldstein will be entitled, at the discretion of the Compensation Committee of the board, to participate in the incentive stock option plan and other bonus plans the Company has adopted based on his performance and the Company's overall performance. Additionally, the Agreement provides for a $50,000 signing bonus, of which $30,000 was paid immediately and $20,000 shall be paid on February 13, 2002, and for a guaranteed minimum bonus of $10,000 per year for each of the three years of the contract, provided that Mr. Goldstein has not voluntarily terminated this Agreement without "Good Reason" or that the Company has not terminated the Agreement for cause. In the event of termination of Mr. Goldstein's employment for Good Reason or disability, all unvested remaining options will vest immediately. Such 80,000 options will terminate in the event that Mr. Goldstein's employment agreement is terminated by the Company for cause. Mr. Goldstein has agreed to certain confidentiality and non-competition provisions, and to not sell, transfer or dispose of the 80,000 options (and underlying shares) granted to him under his employment agreement until December 31, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         OPTION GRANT AND REGISTRATION RIGHTS AGREEMENT. In connection with the grant of the Options to Andrew H. Meyers, Greg Nelson and Langer Partners LLC to purchase 1,400,000 shares of Common Stock, pursuant to the Tender Offer Agreement, the Company entered into a Registration Rights Agreement, pursuant to which it will use its best efforts to register the shares underlying such option and any other shares held by the holders of the shares underlying such option under the Securities Act of 1933, as amended, during the three year period commencing on the date of such Registration Rights Agreement at the request of holders of at least 50% of such shares. Pursuant to such Registration Rights Agreement, the Company agreed to register such shares if the Company, for itself or for any of its security holders, shall at anytime register shares under the Securities Act, except in the case of registrations of shares pursuant to the Company's stock option plans. The Company will also pay all expenses incurred in connection with any such registration. Andrew H. Meyers and Greg Nelson are subject to lock-up agreements with the Company and Kanders & Company, Inc. restricting the sale of shares under certain conditions for a period of three years.

         ARDIA CONSULTING AGREEMENTS. On November 29, 2000, the Company agreed to pay Stephen V. Ardia, the then Chairman of the Board, the sum of $25,000 for his services rendered in connection with the negotiation of the transactions contemplated by the Tender. In January 2001, Langer paid $40,000 to Mr. Ardia, which amounts had previously not been paid but were due and owing to Mr. Ardia for his services to the Company from November 1998 to November 2000.

         OFFICER BONUS AND SEVERANCE AGREEMENTS. As an incentive to the Company's executive officers prior to the change in control who were not Directors (Daniel J. Gorney, President and CEO; Thomas G. Archbold, Chief Financial Officer; and Ronald Spinelli, Vice President of Operations) to remain in the employ of the Company through the closing of the Tender and to assist in the transition period following the Closing, the Company agreed to pay stay bonuses to such executives if certain performance targets are met at the month end preceding the Closing of the Tender. Such bonuses were up to $20,000 for Mr. Gorney, $20,000 for Mr. Archbold and $25,000 for Mr. Spinelli, with minimum guaranteed bonuses to Messrs. Archbold and Spinelli of $5,000 each. To receive such bonus, such individuals were required to remain in the employ of the Company for 90 days following the Closing of the Tender. The only bonuses due and payable were the minimum bonuses which were paid on May 31, 2001. Langer will provide three months base salary as a severance payment to Messrs. Archbold and Spinelli if they are terminated without cause within six months of the Closing of the Tender. Mr. Spinelli's employment was terminated and he was paid three months severance in March 2001. The Company committed to continue to employ Mr. Gorney, and Mr. Gorney committed to remain employed with the Company, for three months after the Closing of the Offer; thereafter Mr. Gorney was entitled to receive three months base salary as a severance payment.

         CONSULTING AGREEMENT WITH KANDERS & COMPANY, INC. Upon consummation of the Tender, the Company entered into, a Consulting Agreement (the "Consulting Agreement") with Kanders & Company, Inc., the sole shareholder of which is Warren B. Kanders, the sole manager and voting member of Langer Partners LLC a principal shareholder of the Company. The Consulting Agreement provides that during its term Kanders & Company, Inc. will act as a non-exclusive consultant to the Company and will provide the Company with general investment banking and financial advisory services, including assistance in the development of a corporate financing and acquisition strategy. The Consulting Agreement provides for an initial term of three years. Pursuant to the Agreement, Kanders & Company, Inc. is to receive an annual fee of $100,000, and was granted options, exercisable immediately ("Consultant's Options") to purchase 100,000 shares of the Company at a price of $1.525 per share and reimbursement for out-of-pocket expenses. The Consulting Agreement indemnifies Kanders & Company, Inc., against any claims brought against the Company or Kanders & Company, Inc. arising out of activities undertaken by Kanders & Company, Inc. at the request of the Company. In addition, the Consulting Agreement provides for separate engagement letters in connection with specific transactions for which Kanders & Company, Inc. will provide additional services for the Company. Kanders & Company, Inc. agreed that, during the term of the Consulting Agreement and for a period of one year thereafter, it will not solicit or engage in any business competitive with the business of the Company or, subject to certain limitations, invest in or give financial support to any business competitive with that of the Company. In connection with the issuance of the Consultant's Options, the Company granted to Kanders & Company, Inc. certain compulsory, demand and "piggy-back" registration rights with respect to the securities issuable upon exercise of the Consultant's Options. The Consultant's Registration Rights Agreement contains certain covenants and agreements customary for such agreements, including an agreement by the Company to indemnify Kanders & Company, Inc. from certain liabilities under the Securities Act in connection with the registration of the securities underlying the Consultant's Options.

ANDREW H. MEYERS LOAN TO COMPANY. In February 2001, the Company's President and Chief Executive Officer loaned $500,000 to the Company evidenced by a promissory note due August 31, 2001, bearing interest at prime plus 1% (9.5% at February 28, 2001) which the Company believes is comparable to the interest rate it would have to pay for loans from third parties, subject to prepayment under certain conditions including exercise of the Options (see
Note 2). The Options were exercised on May 11, 2001 and Mr. Meyers converted the principal amount of the loan together with accrued interest in the amount of $11,112 as partial consideration for the payment of the shares of stock issued upon exercise of his portion of the Options.


                                   PROPOSAL 2

         APPROVAL OF AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF
           INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM "THE
               LANGER BIOMECHANICS GROUP, INC." TO "LANGER, INC."

         On February 13, 2001, the Board of Directors of the Company adopted resolutions approving and recommending to the Company's shareholders for their approval an amendment to the Restated Certificate of Incorporation of the Company changing the Company's name from "The Langer Biomechanics Group, Inc." to "Langer, Inc." If the name change is approved by the requisite vote of the Company's shareholders, it will become effective at the time of the filing of the Certificate of Amendment of the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The form of Certificate of Amendment is set forth in Appendix B hereto.

         Each holder of certificates bearing the name "The Langer Biomechanics Group, Inc." (the "Langer Biomechanics Certificates") will be entitled, upon surrender of such Langer Biomechanics certificates to the Company or any transfer or exchange agent for cancellation, to receive a new certificate bearing the name Langer, Inc. (the "Langer Certificates") representing the same number of fully paid and nonassessable shares. Until so presented and surrendered, Langer Biomechanics certificates will be deemed for all purposes to evidence the ownership of fully paid and nonassessable shares of the Company.

REASONS FOR THE COMPANY'S NAME CHANGE

         Since 1983, the Company has operated under the name "The Langer Biomechanics Group, Inc." and has focussed its business upon selling orthotics and gait-related products to practitioners treating muscular and skeletal disorders. The Board believes the name "The Langer Biomechanics Group, Inc." is cumbersome and difficult for the market to remember. In addition, the Board intends to seek to expand the business of the Company outside the narrow market of biomechanics and believes that removing the word "biomechanics" from the Company's name will shift the emphasis to a broader market. The Board believes that a change in the corporate name to "Langer, Inc." more accurately reflects the business of the Company.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM "THE LANGER BIOMECHANICS GROUP, INC." TO "LANGER, INC."


                                   PROPOSAL 3

   RATIFICATION OF AMENDMENT OF THE COMPANY'S BY-LAWS TO CHANGE THE COMPANY'S FISCAL YEAR END FROM FEBRUARY 28TH OF EACH YEAR TO DECEMBER 31ST OF EACH YEAR.

         On February 13, 2001, the Board of Directors of the Company adopted resolutions approving an amendment of the Company's by-laws changing the Company's fiscal year end from February 28th of each year to December 31st of each year. The Board requests shareholder ratification of its actions. The change was made to simplify the budgeting and accounting processes by conforming the Company's fiscal year to a calendar year. A meeting of the shareholders will be held after the end of the new fiscal year.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF AMENDMENT OF THE COMPANY'S BY-LAWS TO CHANGE THE COMPANY'S FISCAL YEAR END FROM FEBRUARY 28TH OF EACH YEAR TO DECEMBER 31ST OF EACH YEAR.


                                   PROPOSAL 4

               APPROVAL OF THE COMPANY'S 2001 STOCK INCENTIVE PLAN

         The 2001 Stock Incentive Plan of the Company (the "2001 Plan") was adopted by the Board of Directors on February 13, 2001 and will become effective upon the approval by the shareholders at the Meeting (the date of such approval, the "Effective Date"). The (No. 1) Schedule to the 2001 Plan will not become effective until the formal approval of the U.K. Inland Revenue has been received. The purpose of the 2001 Plan is to provide a means through which the Company and its subsidiaries and affiliates may attract able persons to enter and remain in the employ of the Company and its subsidiaries and affiliates and to provide a means whereby eligible persons can acquire and maintain Common Stock ownership in the Company, or be paid incentive compensation measured by reference to the value of Common Stock of the Company, thereby strengthening their commitment to the welfare of the Company and its subsidiaries and affiliates and promoting an identity of interest between shareholders and these eligible persons.

Plans such as the 2001 Plan have become particularly important for the Company to be able to continue to retain and attract key management and directors because of the competitive nature of the market in which the Company operates.

         There are approximately 90,000 shares remaining under the company's 1992 Stock Option Plan (the "1992 Plan") available for grant. As a result, the Board of Directors has adopted resolutions authorizing the establishment of the 2001 Plan. The 2001 Plan will serve as the successor to the 1992 Plan, although options previously granted under the 1992 plan which are cancelled will become available for re-grant prior to the expiration date of the 1992 Plan. Options granted under the 1992 Plan before their termination will remain outstanding according to their terms.

         The following summary of the 2001 Plan is qualified in its entirety by reference to the text of the 2001 Plan as set forth on Appendix C hereto.

SUMMARY OF THE 2001 STOCK INCENTIVE PLAN

         ADMINISTRATION AND ELIGIBILITY. The 2001 Plan authorizes the issuance of up to 1,500,000 shares of Common Stock upon the exercise of stock options or in connection with the issuance of restricted stock and stock bonuses. The 2001 Plan authorizes the granting of stock options, restricted stock and stock bonuses to employees, officers, directors, consultants, independent contractors and advisors of the Company and its parents, affiliates, and subsidiaries provided such consultants, independent contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The 2001 Plan provides for its administration by either a committee consisting solely of two or more outside directors or the Board of Directors (the "Administrator"). In general, the Administrator, in its sole discretion, determines which eligible employees, officers, directors, consultants, independent contractors and advisors of the Company and its subsidiaries may participate in the 2001 Plan and the type, extent and terms of the equity-based awards to be granted to them.

         The 2001 Plan provides for the grant of both incentive stock options ("ISOs") that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options ("NQSOs"). ISOs may be granted only to employees of the Company or of a parent or subsidiary of the Company. NQSOs (and all other awards other than ISOs) may be granted to employees, officers, directors, consultants, independent contractors and advisors that render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The exercise price of ISOs must be at least equal to the fair market value of the Company's Common Stock on the date of grant. The exercise price of ISOs granted to 10% shareholders must be at least equal to 110% of that value. The exercise price of NQSOs may be above or below the fair market value of the Company's Common Stock on the date of grant. The maximum term of options granted under the 2001 Plan is ten years. Awards granted under the 2001 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution, except as determined by the Administrator, and may be exercised during the lifetime of the optionee only by the optionee (unless otherwise determined by the Administrator and set forth in the award agreement with respect to awards that are NQSOs). Options granted under the 2001 Plan generally expire three months after the termination of the optionee's service to the Company or a parent, affiliate, or subsidiary of the Company, except in the case of death or disability, in which case the options generally may be exercised up to 12 months following the date of death or termination of service. Options will generally terminate immediately upon termination for cause. In the event of the Company's dissolution or liquidation or a "change in control" transaction, outstanding awards may be substituted by the successor corporation (if any). In the discretion of the Administrator the vesting of such awards may accelerate upon such transaction.

         RESTRICTED STOCK. The Administrator may make grants of restricted stock for cash or other consideration, as the Administrator determines. The number of shares of Common Stock granted to each grantee will be determined by the Administrator. Grants of restricted stock will be made subject to such restrictions and conditions as the Administrator may determine in its sole discretion, including periods of restriction on transferability during which time the grant may be required to be deposited with an escrow agent, if the Administrator so determines.

         STOCK BONUSES. A stock bonus is an award of shares of Common Stock (which may consist of restricted stock) for past or future services rendered to the Company or any parent or subsidiary of the Company. Stock bonuses and the criteria they are based upon will be determined by the Administrator.

         AMENDMENT. The Board has the right to amend or terminate the 2001 Plan at any time, provided, however, that no amendment or change in the 2001 Plan that requires shareholder approval will be effective without such approval.

         U.K. EMPLOYEES. The 2001 Plan incorporates a schedule (the "(No. 1) Schedule") which set forth certain alterations to the 2001 Plan and conditions for the grant of certain options to the employees of the Company's United Kingdom subsidiary ("U.K. Employees") in compliance with U.K. Inland Revenue rules and regulations which treat such options, for U.K. tax purposes, in a manner similar to incentive stock options granted to U.S. employees under the 2001 Plan. The (No. 1) Schedule provides for certain differences in the terms and conditions of the 2001 Plan applicable to the U.K. Employees principally including, but not limited to, the following: (a) the (No. 1) Schedule to the 2001 Plan must be approved by the U.K. Inland Revenue; (b) there can be no contractual agreement, condition or restriction on the resale of shares purchased upon the exercise of an option except as required to comply with applicable laws, including U.S. securities laws; (c) no options can be granted to a U.K. director or employee unless the director regularly works at least twenty-five (25) hours per week for the Company or its subsidiaries; (d) the maximum value of all options held by an individual under the (No. 1) Schedule cannot exceed(pound)30,000;(e) the price of the options cannot be less than the fair market value of the Common Stock on the date of grant and must be payable in cash in full upon exercise of the option; (f) the date upon which the options may be exercised must be fixed at the date of grant and may not be subsequently changed by the Option Committee or the Board of Directors but must be exercised within ten (10) years of the grant; (g) options may not be granted in tandem with stock appreciation rights or other rights; and (h) amendments to the terms of the (No. 1) Schedule do not take effect until the approval of the U.K. Inland Revenue has been received. The Board of Directors reserves the right to make such other changes to the (No. 1) Schedule as may be required or requested by the U.K. Inland Revenue. A second schedule to the 2001 Plan (the "(No. 2) Schedule") provides for the grant of options (above the(pound)30,000 U.K. Inland Revenue approved limit) on similar terms to the (No. 1) Schedule, but without the need to comply with certain U.K. Inland Revenue rules and restrictions.

THE FOLLOWING DISCUSSION CONCERNING CERTAIN TAX CONSEQUENCES OF THE 2001 PLAN DOES NOT ADDRESS ANY TAX EFFECTS ON THE U.K. EMPLOYEES OR THE EMPLOYEES OF ANY OTHER FOREIGN AFFILIATE OF THE COMPANY.

         CERTAIN TAX CONSEQUENCES. No taxable income is realized by an optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the optionee's employer for Federal income tax purposes. If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (ii) the optionee's employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the employer. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a non-ISO. For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a non-ISO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

         With respect to non-ISOs (i) no income is realized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Individuals subject to Section 16(b) of the Exchange Act will recognize ordinary income at the time of exercise of a non-ISO as noted above, provided at least six months have elapsed from the date of grant to the date of exercise. In the event that less than six months have elapsed, such individual will recognize ordinary income at the time such six month period elapses in an amount equal to the excess of the fair market value of the shares on such date over the exercise price.

         The granting of an award of restricted stock does not result in taxable income to the recipient unless the recipient elects to report the award as taxable income under Section 83(b) of the Internal Revenue Code. Absent such an election, the value of the award is considered taxable income once it is vested and distributed. Dividends are paid concurrent with, and in an amount equal to, ordinary dividends and are taxable as paid. If a
Section 83(b) election is made, the recipient recognizes ordinary income in the amount of the total value on the date of grant and the Company receives a corresponding tax deduction. Any gain or loss subsequently experienced will be a capital gain or loss to the recipient and the Company does not receive an additional tax deduction.

         Optionees are strongly advised to consult with their individual tax advisers to determine their personal tax consequences resulting from the grant and/or exercise of options or the issuance and sale of restricted stock under the 2001 Option Plan.

         NEW PLAN BENEFITS. The grant of options under the 2001 Plan is within the discretion of the Administrator. The Company cannot forecast the extent of option grants that will be made in the future. Information with respect to compensation paid and other benefits, including options, granted in respect of the fiscal year ended February 28, 2001 to the Chief Executive Officer and the other named executive officers is set forth above. During the fiscal year ended February 28, 2001, 175,000 stock options were awarded to the Company's Chief Executive Officer and 80,000 stock options were awarded to the Company's Vice President under the 1992 Plan. In the fiscal year ended February 28, 2001, an aggregate of 120,000 stock options were granted under the 2001 Plan, subject to approval of the 2001 Plan by shareholders at an exercise price of $1.525 per share to Directors who were not employees of the Company, and 100,000 stock options were granted to a consulting firm, the principal owner of which is the sole voting manager and majority member of Langer Partners, LLC, a principal shareholder of the Company. In the fiscal year ended February 28, 2001, stock options have been granted at exercise prices which range from $1.525 per share to $1.69 per share. The closing price of the Common Stock as traded on the NASDAQ on June 1, 2001 was $3.70.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE COMPANY'S 2001 STOCK INCENTIVE PLAN.


                                   PROPOSAL 5

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

         The firm of Deloitte & Touche has audited the financial statements of the Company for the fiscal year ended February 28, 2001. The Board of Directors desires to continue the services of Deloitte & Touche for the current fiscal year. Accordingly, the Board of Directors will recommend to the Meeting that the shareholders ratify the appointment by the Board of Directors of the firm of Deloitte & Touche to audit the financial statements of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting, shall have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. In the event the shareholders do not ratify the appointment of Deloitte & Touche, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF Deloitte & TOUCHE.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and any persons who own more than 10% of the Company's capital stock to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of the Company's capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in the Company's capital stock during the fiscal year ended February 28, 2001 were timely filed with the Commission and NASDAQ.

ANNUAL REPORT

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended February 28, 2001, which includes the Company's Annual Report of Form 10-K, is included herewith. Any Shareholder who has not received a copy of the Annual Report to Shareholders and wishes to do so should contact the Company's Corporate Secretary by mail at the address set forth on the notice of annual meeting or by telephone at (631) 667-1200.

PROPOSALS BY SHAREHOLDERS

         Any proposal of a Shareholder intended to be presented at the annual meeting of shareholders to be held in 2002 must be received by the Company no later than December 15, 2001 to be considered for inclusion in the Proxy Statement and form of proxy for the 2002 annual meeting. Proposals must comply with Rule 14a-8 promulgated by the Commission pursuant to the Exchange Act.


                                             FOR THE BOARD OF DIRECTORS


                                             STEVEN GOLDSTEIN,
                                             SECRETARY

                                   APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                       THE LANGER BIOMECHANICS GROUP, INC.

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which have been established, and the audit process.

The Audit Committee shall consist of at least three independent directors, all of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. No member of the Audit Committee shall have any relationship, with the Company or otherwise, which is now, or may hereafter, be prohibited by any rule adopted by the Securities and Exchange Commission or the National Association of Securities Dealers, Inc. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or will become able to do so within a reasonable period of time after appointment to the Audit Committee. At least one member shall have accounting or related financial management expertise, or any other comparable experience or background which results in the individual being financially sophisticated. The Audit Committee shall meet at least four times each year.

In meeting its responsibilities, the Audit Committee is expected to:

1. Provide an open avenue of communication between the Chief Financial Officer, the independent accountant and the Board of Directors.

2. Review with management and the independent accountant at the completion of the auditor's examination of the Company's annual financial statements:

         a. The Company's annual financial statements, including the notes thereto.

         b. The independent accountant's audit of such financial statements and the report thereon.

         c. Any significant changes required in the independent accountant's audit plan.

         d. Any serious difficulties or disputes with management encountered during the course of the audit.

         e. Other matters related to the conduct of the audit which are to be communicated to the Board of Directors under generally accepted auditing standards.

         The Audit Committee shall communicate to the independent accountant any and all concerns regarding matters included in this Section 2 and management's activities related thereto.

3.       Consider and review with management and the independent accountant:

         a. Significant findings (including significant risks or exposure) during the year and management's response thereto.

         b. Any difficulties encountered in the course of their work or access to required information.

         c. Any changes required to ensure completeness of coverage and the effective use of audit resources.

4. Review filings with the SEC and other published documents containing the Company's financial statements and ensure that the information contained in these documents is consistent with the information contained in the financial statements.

5. Review with management the interim financial reports. Management shall advise the Audit Committee of any significant items or changes affecting the interim reports and their comparability to prior reports.

6.       Consider and review with the independent accountant:

         a. The adequacy of the Company's internal controls and security, including computer information systems.

         b. Any related significant findings and recommendations of the independent accountant.

         The independent accountant shall discuss with the Audit Committee the auditor's qualitative judgement of the financial reports, whether the auditor believes management has adopted conservative, moderate or aggressive accounting principals and whether management's accounting principals are widely accepted and appropriate.

7. The independent accountant for the Company is ultimately accountable to the Board of Directors and the Audit Committee as the representatives of the shareholders. The Audit Committee shall evaluate and recommend to the Board of Directors the selection or replacement of the independent accountant. The Board of Directors has the ultimate authority and responsibility to select, and if it so determines, to nominate the independent auditor for shareholder approval in any proxy statement.

8. Review and confirm the independence of the independent accountant based on information submitted by and responses from the independent accountant to inquiries made by the Audit Committee. The independent accountant shall submit to the Audit Committee on a periodic basis a formal written statement setting forth the disclosures regarding independence required by Independence Standards Board Standard No. 1, as amended from time to time, delineating all relationships between the accountant and the Company and any other relationships or interests which may impact the accountant's independence and objectivity. The Audit Committee shall engage in active dialogue with the independent accountant with respect to any disclosed relationships or services that may impact on the objectivity or independence of the accountant and shall recommend to the Board of Directors that the Board take such actions as the Committee deems appropriate to insure the independence of the accountant. In assessing the independence of the accountant, the Audit Committee shall rely upon and follow Independence Standards Board Standard 1.

9. Approve the fees paid to the independent accountant with respect to all services.

10. Periodically report to the Board of Directors on the activities and findings of the Committee.

11. Review and assess the adequacy of the Committee's charter annually and update, as necessary.

THE DUTIES AND RESPONSIBILITIES OF A MEMBER OF THE AUDIT COMMITTEE ARE IN ADDITION TO THOSE DUTIES SET OUT FOR A MEMBER OF THE BOARD OF DIRECTORS.

                                   APPENDIX B

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                       THE LANGER BIOMECHANICS GROUP, INC.


               (Under Section 805 of the Business Corporation Law)


         The undersigned, the ____________ of THE LANGER BIOMECHANICS GROUP, INC., a corporation organized under Section 402 of the Business Corporation Law, does hereby certify:

         FIRST: The name of the corporation is The Langer Biomechanics Group, Inc. (the "Corporation").

         SECOND: The Certificate of Incorporation of the Corporation was filed with the Department of State on August 6, 1971. The name under which the Corporation was originally incorporated was Langer Acrylic Laboratory, Inc.

         THIRD: The Certificate of Incorporation of the Corporation is hereby amended to change the name of the Corporation.

         FOURTH: To accomplish the foregoing amendment, Article First of the Certificate of Incorporation of the Corporation is hereby deleted and the following new Article First is substituted in lieu of said Article First:

         "FIRST: The name of the corporation is LANGER, INC."

         FIFTH: The foregoing amendment to the Certificate of Incorporation of the Corporation was authorized by the unanimous vote of the Board of Directors of the Corporation, followed by the vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders of the Corporation.

         IN WITNESS WHEREOF, I have subscribed this document this ___ day of ________, 2001, and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by me and are true and correct.


                                             -----------------------------
                                             Name:
                                             Title:

                                   APPENDIX C


                       THE LANGER BIOMECHANICS GROUP, INC.

                            2001 STOCK INCENTIVE PLAN

         1. PURPOSE. The purpose of The Langer Biomechanics Group, Inc., 2001 Stock Incentive Plan (the "Plan") is to provide a means through which the Company and its Subsidiaries and Affiliates may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby eligible persons can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and Affiliates and promoting an identity of interest between stockholders and these eligible persons.

         So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards and Stock Bonuses, or any combination of the foregoing. Capitalized terms not defined in the text are defined in Section 24.

         2. SHARES SUBJECT TO THE PLAN. Subject to Section 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,500,000 Shares, provided that the Committee may not grant Awards to the extent and at a time that the total number of outstanding Options or other Awards granted under the Plan, aggregated with the total number of outstanding options granted pursuant to the Company's 1992 Stock Option Plan, exceed 15% of the total number of Shares outstanding of the Company; provided, however, a reduction in the number of Shares outstanding shall not cause a reduction in the number of Awards previously granted. Shares that have been (a) reserved for issuance under Options which have expired or otherwise terminated without issuance of the underlying Shares, (b) reserved for issuance or issued under an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price, or (c) reserved for issuance or issued under an Award that otherwise terminates without Shares being issued, shall be available for issuance. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

         3. ELIGIBILITY. ISO's (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Affiliate or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

         4. ADMINISTRATION.

                  4.1 Committee Authority. This Plan will be administered by the Committee or by the Board. Any power, authority or discretion granted to the Committee may also be taken by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

                  a.       select persons to receive Awards;

                  b. determine the nature, extent, form and terms of Awards and the number of Shares or other consideration subject to Awards;

                  c. determine the vesting, exerciseability and payment of Awards;

                  d. correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

                  e. determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

                  f. prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

                  g. construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

                  h.       grant waivers of Plan or Award conditions;

                  i.       determine whether an Award has been earned;

                  j.       accelerate the vesting of any Award; and

                  k. make all other determinations necessary or advisable for the administration of this Plan.

         The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

                  4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.

         5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be intended to be "Incentive Stock Options" within the meaning of Section 422 of the Code or any successor section thereof ("ISO's") or Nonqualified Stock Options ("NQSO's"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                  5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                  5.2 Exercise Period. Options may be exercisable to the extent vested within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                  5.3 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be greater, less than, or equal to the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

                  5.4 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                  5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                  5.6 Termination. Unless otherwise expressly provided in an Award Agreement, exercise of an Option will always be subject to the following:


                  a. If the Participant is Terminated for any reason (including voluntary Termination) other than death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be a NQSO), but in any event, no later than the expiration date of the Options.

                  b. If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be a NQSO), but in any event no later than the expiration date of the Options.

                  c. Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any

                           Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

                  d. If the Participant is not an employee or a director, the Award Agreement shall specify treatment of the Award upon Termination.

                  5.7 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO's are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO's are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO's and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSO's. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO's, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                  5.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that, except as expressly provided for in the Plan or an Award Agreement, any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may, by a written notice to the affected Participants, reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under
Section 5.3 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

                  5.9 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                  5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO's will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

         6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                  6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and shall comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock shall will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company not later than thirty
(30) days after the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

                  6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted. Payment of the Purchase Price shall be made in accordance with Section 8 of this Plan.

                  6.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

                  6.4 Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the lapse of all restrictions with respect to such Stock:

         "TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF A RESTRICTED STOCK AGREEMENT, DATED AS OF _______, BETWEEN THE LANGER BIOMECHANICS GROUP, INC., AND ____________. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE LANGER BIOMECHANICS GROUP, INC."

         Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

                  6.5 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

         7. STOCK BONUSES.

                  7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual Performance Factors or upon such other criteria as the Committee may determine.

                  7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                  7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

         8. PAYMENT FOR SHARE PURCHASES.

                  8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee or where expressly indicated in the Participants Award Agreement and where permitted by law:

                  a. by cancellation of indebtedness of the Company to the Participant;

                  b. by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                  c. by tender of a promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code;

                  d. by waiver of compensation due or accrued to the Participant for services rendered;

                  e. with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                           (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                           (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                  f. by any combination of the foregoing or other method expressly approved by the Committee.

                  8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

         9. WITHHOLDING TAXES.

                  9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                  9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

         10. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After

Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

         11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, shall not be transferable or assignable by a Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, except as determined by the Committee. During the lifetime of the Participant an Award will be exercisable only by the Participant (or by a duly appointed conservator, committee, or similar fiduciary acting for a disabled Participant), and any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISO's.

         12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within three (3) months after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

         13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions, consistent with the terms of the Awards, as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

         14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. In the discretion of the Committee, the pledge agreement may provide that the Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

         15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

         16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. However, in the event that an Award is not effective as discussed in the preceding sentence, the Company will use reasonable efforts to modify, revise or renew such Award in a manner so as to make the Award effective. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

         18. CORPORATE TRANSACTIONS.

                  18.1 Assumption or Replacement of Awards by Successor. If a Change-of-Control Event occurs:

                           (i)      the successor company in any
                                    Change-of-Control Event may, if approved in writing by the Committee prior to any Change-of-Control Event:

                                    (1) substitute equivalent Options or Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards), or

                                    (2) issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or substantially similar other securities or substantially similar other property subject to repurchase restrictions no less favorable to the Participant.

                           (ii) Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Options and Awards granted pursuant to this Plan will accelerate immediately prior to the consummation of a Change-of-Control Event. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of such event, they shall terminate at such time as determined by the Committee.

                  18.2 Other Treatment of Awards. Subject to any rights and limitations set forth in Section 18.1, if a Change-of-Control Event occurs or has occurred, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets constituting the Change-of-Control Event.

                  18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. If the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). If the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

                  18.4 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

         19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that this Plan is approved by the stockholders of the Company, consistent with applicable laws (the "Effective Date").


         20. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.

         21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

         22. EFFECT OF SECTION 162(M) OF THE CODE. The Plan, and all Awards issued thereunder, are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation Section 1.162-27(f) as in effect on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the

Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that (i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.

         23. GENERAL.

                  23.1 Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, provisions which restrict a Participant's ability to sell Shares for a period of time under certain circumstances, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement.

                  23.2. Claim to Awards and Employment Rights. Unless otherwise expressly agreed in writing by the Company, no employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

                  23.3. Designation and Change of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

                  23.4. Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or is otherwise legally incompetent or incapacitated or has died, then any payment due to such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to such person's spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its absolute discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

                  23.5. No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such Committee member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                  23.6. Governing law. The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

                  23.7. Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

                  23.8. Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing or refusing to act, and shall not be liable for having so relied, acted or failed or refused to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

                  23.9. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

                  23.10. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

                  23.11. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

                  23.12. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

                  23.13. Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

                  23.14 Nonexclusivity of The Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         24. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

         "Affiliate" means any affiliate of the Company within the meaning of 17 CFR ss.230.405.

         "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

         "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

         "Board" means the Board of Directors of the Company.

         "Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or

         Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony or a misdemeanor carrying a jail sentence of six months or more.

         "Change-of-Control Event" means any one or more of the following:

                  (i)      a dissolution or liquidation of the Company,

                  (ii) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants),

                  (iii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their Shares or other equity interest in the Company,

                  (iv) the sale of substantially all of the assets of the Company, or

                  (v) the acquisition, sale, or transfer of more than 50% of the outstanding capital stock of the Company by tender offer or similar transaction.

         "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

         "Common Stock" means the outstanding common stock, par value $0.02 per share, of the Company, or any other class of securities into which substantially all the Common Stock is converted or for which substantially all the Common Stock is exchanged.

         "Committee" means the Compensation Committee, the Stock Option Committee or such other committee appointed by the Board consisting solely of two or more Outside Directors or the Board.

         "Company" means The Langer Biomechanics Group, Inc., a New York corporation, or any successor corporation.

         "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

         "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                  a. if such Common Stock is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

                  b. if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

                  c. if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or, if not reported in The Wall Street Journal, as reported by any reputable publisher or quotation service, as determined by the Committee in good faith;

                  d. if none of the foregoing is applicable, by the Committee in good faith based upon factors available at the time of the determination, including, but not limited to, capital raising activities of the Company.

         "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
         Section 16 of the Exchange Act.

         "NASD Dealer" has the meaning set forth in Section 8(e).

         "NQSO's" has the meaning set forth in Section 5.

         "Option" means an award of an option to purchase Shares pursuant to
         Section 5.

         "Outside Director" means a person who is (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

         "Parent" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities ending with the Company if each of such corporations and other legal entities other than the Company owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, equity securities or other equity interests in one of the other corporations or other entities in such chain.

         "Participant" means a person who receives an Award under this Plan.

         "Performance Factors" means the factors selected by the Committee from time to time, including, but not limited to, the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

                  a.       Net revenue and/or net revenue growth;

                  b. Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

                  c.       Operating income and/or operating income growth;

                  d.       Net income and/or net income growth;

                  e.       Earnings per share and/or earnings per share growth;

                  f. Total stockholder return and/or total stockholder return growth;

                  g.       Return on equity;

                  h.       Operating cash flow;

                  i.       Adjusted operating cash flow return on income;

                  j.       Economic value added;

                  k.       Successful capital raises;

                  l.       Individual confidential business objectives

                  m. Other factors deemed reasonable and appropriate by the Committee.

         "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

         "Plan" means The Langer Biomedical Group, Inc. 2001 Stock Incentive Plan, as amended from time to time.

         "Restricted Stock Award" means an award of Shares pursuant to Section
         6.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 18, and any successor security.

         "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

         "Subsidiary" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations and/or other legal entities beginning with the Company if each of the corporations and entities other than the last corporation or entity in the unbroken chain owns stock, other equity securities or other equity interests possessing 50% or more of the total combined voting power of all classes of stock, other equity securities or other equity interests in one of the other corporations or entities in such chain.

         "Ten Percent Stockholder" has the meaning set forth in Section 5.2.

         "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

         "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

         "Vested Shares" means "Vested Shares" as defined in the Award
         Agreement.


                                  CERTIFICATION

     The undersigned, being the Secretary of The Langer Biomechanics Group, Inc., a New York corporation, hereby certifies that the foregoing is a true and complete copy of The Langer Biomechanics Group, Inc. 2001 Stock Incentive Plan, as duly adopted by the Board of Directors of the Company on February 23, 2001, and duly approved by the stockholders of the Company on _______, 2001, and that said plan is in full force and effect on the date hereof, without amendment or modification.

                                       ------------------------------------
                                             Secretary

                   (NO. 1) SCHEDULE (INLAND REVENUE APPROVED)
                                       TO
          THE LANGER BIOMECHANICS GROUP, INC. 2001 STOCK INCENTIVE PLAN

                       INLAND REVENUE REFERENCE: [______]
                  APPROVED BY THE INLAND REVENUE ON [_________]

ALTERATIONS AND AMENDMENTS TO THE PLAN IN RESPECT OF ITS OPERATION IN RELATION TO UNITED KINGDOM EMPLOYEES


1. In this Schedule, "Plan" refers to THE LANGER BIOMECHANICS GROUP, INC. 2001 Stock Incentive Plan and words and expressions defined therein shall have the same meaning when used in this Schedule. The provisions of the Plan relating to Non-Qualified Stock Options shall apply to the provisions of this Schedule except where expressly varied herein. References to Sections in this Schedule are to Sections of the Plan.

2. It is intended that Non-Qualified Stock Options ("Options") granted by the Company pursuant to this Schedule to persons ("UK Participants) employed by the Company and/or its subsidiary corporations in the UK who are subject to UK Income Tax in respect of such employment will be granted pursuant to an approved share option scheme within the provisions of Section 185 of and Schedule 9 to the United Kingdom Income and Corporation Taxes Act 1988 ("ICTA 1988").

3. Only Options may be granted pursuant to this Schedule and not any other form of incentive. An Option granted under this Schedule shall not be granted to an individual in conjunction with any other form of Award under the Plan.

4. Section 24 (DEFINITIONS) shall be amended in relation to Options granted pursuant to this Schedule so that:-

         (i) "Share" means "shares of the Company's Common Stock which comply with the conditions of paragraphs 10-14 Schedule 9 ICTA 1988"; (ii) "Subsidiary" means "any company of which the Company has control"; and
         (iii) "Parent" means "any company which has control of the Company", in each case control shall have the meaning set out in Section 840 of ICTA 1988.

5. Options may only be granted pursuant to this Schedule to employees of the Company or Subsidiary of the Company who are not excluded by paragraph 8 of Schedule 9 ICTA 1988. No employee who is a director shall be eligible to participate in the Plan pursuant to this Schedule, unless required in that capacity to work for the Company and/or any Subsidiary for at least 25 hours per week excluding meal breaks.

6. The conditions attaching to an Option granted under this Schedule (including any shorter or later time for exercising Options following the termination of a Participant's employment provided that where a Participant's employment terminates by reason of his death his Options may be exercised no later than twelve months after the date of his death) shall be determined at the time of grant and may not be determined following the grant of an Option. Any performance condition which is imposed on any Option granted under this Schedule must be objective in nature. Such a condition may only be varied if events occur which cause the Committee to reasonably believe that the original condition is no longer a fair measure of performance. In such circumstances the Committee may waive the performance condition or may impose a different objective performance condition which, in the fair and reasonable opinion of the Committee, is no more difficult to meet than the original condition was considered to be when it was first set.

7. No Option may be granted pursuant to this Schedule to any UK Participant which would result in the aggregate Exercise Price of Shares comprised in outstanding Options granted to him or her under this Schedule together with the aggregate Exercise Price of shares in subsisting options granted to him or her under any share option scheme, (not being a savings-related share option scheme), approved under
         Schedule 9 ICTA 1988 and established by the Company or any associated company (within the meaning of Section 416 ICTA 1988) exceeding 30,000 UK pounds sterling (converting, for this purpose, the Exercise Price into pounds sterling using the exchange rate applicable on the date of grant of such options) or such other amount as is from time to time specified in paragraph 28(1) of Schedule 9 ICTA 1988.

8. The Exercise Price for each Share under Option granted under this Schedule shall be determined by the Board of Directors or the Committee and be denominated in dollars, but shall not be less than the greater of:-

         (i) 100% of the Fair Market Value of a Share on the date of grant as agreed in advance with the Inland Revenue Shares Valuation Division; and

         (ii)     the par value of the Share.

9. The price for each Share which may be acquired under an Option granted pursuant to this Schedule shall be payable in cash (and no other form) in full on the exercise of the Option and the provisions of Section 8.1 which allow for payment in forms other than cash shall not apply to this Schedule.

10. Section 5.2 (EXERCISE PERIOD) shall not apply in relation to Options granted pursuant to this Schedule and the following provisions shall apply instead:-

         "An Option shall be exercisable at such times, in such amounts and during such periods as the Board of Directors or the Committee, as the case may be, shall determine at the date of the grant of such Option but shall not be exercisable in any event on or after the tenth anniversary of the date of grant."

11. No restriction may be imposed pursuant to section 5.5 on the Shares acquired under an Exercise Agreement other than such restrictions as may be required by the Company to comply with applicable securities laws.

12. Section 5.8 (MODIFICATION, EXTENSION OR RENEWAL) shall not apply to Options granted under this Schedule.

13. No Option granted under this Schedule may be exercised by any UK Participant at any time when he or she is precluded by paragraph 8 of
         Schedule 9 ICTA 1988 from participating in the Plan pursuant to this Schedule.

14. In Section 11 (TRANSFERABILITY) the words "or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not IS0s" and "unless otherwise determined by the Committee and set forth is the Award Agreement with respect to Awards that are not IS0s" will not apply to this Schedule.

15.      Section 12 (RESTRICTIONS ON SHARES) will not apply to this Schedule.

16.      Section 15 (EXCHANGE AND BUYOUT OF AWARDS) will not apply to this
         Schedule.

17. In Section 18.1 (ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR) the words "If a Change-of-Control Event Occurs:" to "__________" will be replaced in this Schedule by:-

         "18.1.1 If any company (hereafter "the Acquiring Company")

                  (i) obtains control of the Company (as defined in Section 840 of ICTA 1988) as a result of making:-

                           (a) a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the Acquiring Company will have control of the Company; or

                           (b) a general offer to acquire all the shares of the same class as the shares over which Options have been or may be granted; or

                  (ii) obtains control of the Company in pursuance of a compromise or arrangement sanctioned by the court under section 425 of the UK Companies Act 1985 or (where relevant) legislation that the Inland Revenue agrees is the overseas equivalent thereof; or

                  (iii) becomes bound or entitled to acquire Shares under
                  section 428 to 430 of that Act or (where relevant) legislation that the Inland Revenue agrees is the overseas equivalent thereof.

                  the Participant may by agreement with the Acquiring Company within the periods specified in paragraph 15(2) of Schedule 9 ICTA 1988 release (the "Release") his Options (the "Old Options") in consideration of the grant to him of equivalent rights over shares in the Acquiring Company or in another company within paragraph 10(b) or (c) of Schedule 9 ICTA 1988 ("New Options").

         18.1.2 The grant of New Options may only take place on the following conditions:-

                  (i) the shares over which the New Options are granted (the "New Scheme Shares") comply with the provisions relating to scheme shares contained in paragraphs 10 to 14 inclusive of
                  Schedule 9 ICTA 1988;

                  (ii) the total market value, immediately before the Release, of the shares which were subject to the Old Options is equal to the total market value, immediately after the Release, of the New Scheme Shares in respect of which the New Options are granted to the Participant;

                  (iii) the total amount payable by the Participant for the acquisition of New Scheme Shares on complete exercise of the New Options is equal to the total amount that would have been payable for the acquisition of shares on complete exercise of the Old Options; and

                  (iv) the New Options are otherwise identical in terms to the Old Options.

         18.1.3 The New Options shall, for all the other purposes of this Scheme, be treated as having been acquired at the same time as the Old Options were or were treated as acquired and "Date of Grant" shall be construed accordingly.

         18.1.4 Where the Participant releases his Options under 18.1.1 above the New Options granted to him on that Release shall not lapse, nor shall the Participant be entitled to exercise the New Options early solely by virtue of the circumstances which entitled the Participant to effect the Release.

         18.1.5 Where any New Options are granted pursuant to 18.1.1 above, references to the Company shall, where applicable, be construed in relation to the New Options as references to the Acquiring Company or, as the case may be, to the other company to whose shares the New Options relate.

18. Section 18.4 (ADJUSTMENT OF SHARES) shall, in the case of any Option granted pursuant to this Schedule, be amended so that any adjustment made under that Article may only be made to take account of a variation in the share capital of which the shares form part and shall be subject to:

                  (i) confirmation from the auditors of the Company that such adjustment is fair and reasonable;

                  (ii) the prior approval of the Inland Revenue;

                  (iii) the Shares continuing to satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9 ICTA 1988.

19. Section 21 (AMENDMENT OR TERMINATION OF PLAN) shall apply with the additional requirement that no amendment shall have effect until approved by the Inland Revenue.

20. Section 23.1 (ADDITIONAL PROVISIONS OF AN AWARD) shall not apply to this Schedule except to the extent that it allows Award Agreements to contain provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements.

                          (NO. 2) SCHEDULE (UNAPPROVED)
                                       TO
          THE LANGER BIOMECHANICS GROUP, INC. 2001 STOCK INCENTIVE PLAN

            ALTERATIONS AND AMENDMENTS TO THE PLAN IN RESPECT OF ITS
                OPERATION IN RELATION TO UNITED KINGDOM EMPLOYEES


1. In this (No. 2) Schedule, "Plan" refers to THE LANGER BIOMECHANICS GROUP, INC. 2001 Stock Incentive Plan together with the (No. 1) Schedule and words and expressions defined therein shall have the same meaning when used in this (No. 2 ) Schedule. The provisions of the Plan relating to Options shall apply to the provisions of this (No.2) Schedule except where expressly varied herein

2. It is intended that this (No. 2) Schedule will not be approved by the Inland Revenue pursuant to Schedule 9 ICTA 1988.

3. Clause 4(i) of the (No. 1) Schedule will not apply to Options granted under this (No. 2) Schedule.

4. The words "who are not excluded by paragraph 8 of Schedule 9 ICTA 1988" in clause 5 and the second sentence of clause 5 to the (No. 1) Schedule shall not apply to this (No. 2) Schedule.

5. The limit set out in clause 7 of the (No. 1) Schedule shall not apply to this (No. 2) Schedule.

6.       Clause 11 of the (No. 1) Schedule shall not apply to this (No.2)
         Schedule.

7.       Clause 12 of the (No. 1) Schedule shall not apply to this (No. 2)
         Schedule.

8.       Clause 13 of the (No. 1) Schedule shall not apply to this (No. 2)
         Schedule.

9.       Clause 15 of the (No. 1) Schedule shall not apply to this (No. 2)
         Schedule.

10. All requirements in the (No. 1) Schedule for the approval, consent or agreement of the Inland Revenue shall not apply to this (No. 2) Schedule.

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                       THE LANGER BIOMECHANICS GROUP, INC.

                                  JULY 17, 2001


--------------------------------------------------------------------------------

[X]Please mark your votes as in this example.


                     FOR all nominees                WITHHOLD
                     listed at right                 AUTHORITY
                 (except as marked to the    to vote for all nominees
                     contrary below)              listed at right

1. ELECTION                [ ]                          [ ]                Nominees:   Burtt R. Ehrlich
   OF                                                                                  Andrew H. Meyers
   DIRECTORS                                                                           Jonathan R. Foster
                                                                                       Arthur Goldstein
                                                                                       Greg Nelson

[ ]
   ----------------------------------------------------------------------
   Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line above.)

Proposal(s)
                                              FOR        AGAINST       ABSTAIN

2.  APPROVAL OF NAME CHANGE                   [ ]          [ ]           [ ]

                                              FOR        AGAINST       ABSTAIN

3.  APPROVAL OF CHANGE OF FISCAL YEAR         [ ]          [ ]           [ ]

                                              FOR        AGAINST       ABSTAIN

4.  APPROVAL OF 2001 STOCK INCENTIVE PLAN     [ ]          [ ]           [ ]

                                              FOR        AGAINST       ABSTAIN

5.  APPROVAL OF INDEPENDENT AUDITORS          [ ]          [ ]           [ ]


In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting.

PLEASE DATE, SIGN AND RETURN THIS PROXY.

THANK YOU.


Signature of Shareholder(s)                                  Dated:
                           ---------------------------------       -------------

NOTE: Signature should agree with name on stock certificate as printed thereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

                       THE LANGER BIOMECHANICS GROUP, INC.

                             ----------------------

                                 ANNUAL MEETING
                                  JULY 17, 2001

The undersigned hereby appoints Andrew H. Meyers and Burtt R. Ehrlich, or either of them, as proxies to represent the undersigned, with full power of substitution, and hereby authorizes them to vote all shares of common stock of The Langer Biomechanics Group, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The Langer Biomechanics Group, Inc., to be held on July 17, 2001 at 9:00 A.M., New York City time, at the executive offices of The Langer Biomechanics Group, Inc. at 450 Commack Road, Deer park, NY 11729 and any adjournments and postponements thereof:

THIS BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.



                         (To be Signed on Reverse Side)